For additional information, contact:

T. Heath Fountain

Executive Vice President and

Chief Financial Officer

(229) 878-2055

StockHOLDERS of Heritage financial group, Inc.

APPROVE MERGER WITH RENASANT CORPORATION

Albany, Ga. (June 16, 2015) – Heritage Financial Group, Inc. (NASDAQ: HBOS), the holding company for HeritageBank of the South, today announced that its shareholders voted to approve the merger of Heritage Financial Group, Inc. ("Heritage") with and into Renasant Corporation (NASDAQ: RNST)  ("Renasant").  On March 13, 2015, Renasant announced that it had received all regulatory approvals, including approval from the Federal Deposit Insurance Corporation and the Federal Reserve, necessary to complete the proposed merger of Heritage with and into Renasant pursuant to the Agreement and Plan of Merger dated as of December 10, 2014, by and among Renasant, Renasant Bank, Heritage and HeritageBank of the South.  Subject to the satisfaction of other customary closing conditions contained in the merger agreement, the merger is expected to be completed on July 1, 2015.

About Heritage Financial Group, Inc. and HeritageBank of the South

Heritage Financial Group, Inc. is the holding company for HeritageBank of the South, a community-oriented bank serving primarily Georgia, Florida and Alabama through 36 banking locations, 21 mortgage offices, and 5 investment offices.  As of March  31, 2015, the Company reported total assets of approximately $1.8 billion and total stockholders' equity of approximately $164 million.  For more information about Heritage, visit HeritageBank of the South on the Web at www.eheritagebank.com under the "Investors" tab.

Additional Information about the Renasant/Heritage Transaction

This release is being made in respect of the proposed merger of Heritage with and into Renasant (the "Merger").  In connection with the proposed Merger, Renasant and Heritage filed with the Securities and Exchange Commission (the "SEC") a definitive joint proxy statement of Renasant and Heritage, which also constitutes a definitive prospectus for Renasant, on May 1, 2015, and may file other relevant documents concerning the proposed Merger. This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, HERITAGE AND THE PROPOSED MERGER. The definitive joint proxy statement/prospectus was mailed to shareholders of Renasant and stockholders of Heritage on or about May 1, 2015. Investors may also obtain copies of the definitive joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by Renasant are available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450. Documents filed with the SEC by Heritage are available free of charge from Heritage by contacting T. Heath Fountain, Chief Financial Officer, Heritage Financial Group, Inc., 721 N. Westover Blvd, Albany, Georgia, telephone: (229) 878-2055.

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HBOS  Stockholders Approve Merger  with Renasant Corporation

June 16, 2015

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. This release reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Renasant and Heritage. These forward-looking statements are subject to a number of factors and uncertainties which could cause Renasant's, Heritage's or the combined company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Renasant nor Heritage assumes any duty to update forward-looking statements, unless required by applicable law. In addition to factors previously disclosed in Renasant's and Heritage's reports filed with the SEC and those identified elsewhere in this release, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Heritage and between Renasant Bank and HeritageBank of the South, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant's and Heritage's plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts. Other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "targets," "projects" or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant's and Heritage's management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Heritage may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with Heritage's integration of Alarion Financial Services, Inc.; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) reputational risks and the reaction of the companies' customers to the transaction; (7) diversion of management time on merger related issues; (8) changes in asset quality and credit risk; (9) the cost and availability of capital; (10) customer acceptance of the combined company's products and services; (11) customer borrowing, repayment, investment and deposit practices; (12) the outcome of pending litigation against, among others, Heritage, the current members of its board of directors, HeritageBank of the South, Renasant and Renasant Bank; (13) the introduction, withdrawal, success and timing of business initiatives; (14) the impact, extent, and timing of technological changes; (15) severe catastrophic events in our geographic area; (16) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (17) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (18) the interest rate environment may compress margins and adversely affect net interest income; and (19) competition from other financial services companies in the companies' markets could adversely affect operations. Additional factors that could cause Renasant's and Heritage's results to differ materially from those described in the forward-looking statements can be found in Renasant's and Heritage's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, Heritage or the proposed Merger or other matters and attributable to Renasant, Heritage or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and Heritage do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made, except as may be required by applicable law.

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